SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ] Confidential For Use of
                                                the Commission Only (as
[X] Definitive Proxy Statement                  Permitted by Rule 14a-6(e)(2)
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          SITESTAR CORPORATION
              (Name of Registrant as Specified In Its Charter)

                          N/A
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: ___ (set forth amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(3) Date Filed:

                              SITESTAR CORPORATION
                       15303 VENTURA BOULEVARD, SUITE 1510
                         SHERMAN OAKS, CALIFORNIA 91403
                                 (818) 380-8180
                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 29, 2001

To the Shareholders of Sitestar Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Sitestar Corporation ("Sitestar" or the "Company") will be held at The Radisson Valley Center Hotel, 15433 Ventura Boulevard, Encino, California 91436 on August
29, 2001 at 2:30 P.M. for the following purposes:

     (1) to elect two Directors to serve until the 2002 Annual Meeting and until their successors shall have been duly elected and qualified;

     (2) to ratify an amendment to our articles of incorporation that increased the authorized number of shares of stock from 85,000,000 shares to 310,000,000 shares;

     (3) to ratify the retention of Stonefield, Josephson Inc. as independent accountants for the Company for the fiscal year ending December 31, 2001; and

     (4) to transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on July 10, 2001 as the record date for determining the shareholders having the right to vote at the meeting or any adjournments thereof.

     Your proxy is important whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

Dated: July 31, 2001

                                  By Order of the Board of Directors,

                                  /s/ Frederick T. Manlunas

                                  Frederick T. Manlunas
                                  Secretary

                              SITESTAR CORPORATION
                       15303 VENTURA BOULEVARD, SUITE 1510
                         SHERMAN OAKS, CALIFORNIA 91403
                                 (818) 380-8180

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 29, 2001

The Board of Directors of Sitestar Corporation ("Sitestar" or the "Company") is soliciting proxies in the form enclosed with this statement in connection with the Annual Meeting of Shareholders to be held on August 29, 2001 or at any adjournments thereof. Only shareholders of record at the close of business on July 10, 2001 are entitled to notice of, and to vote at, the Annual Meeting.

Each shareholder is entitled to cast, in person or by proxy, one vote for each share held of record at the close of business on July 10, 2001. As of July 10, 2001 there were outstanding 80,371,696 shares of common stock, par value $.001 per share (the "Common Stock"), the only outstanding voting security of the Company. Of the total 80,371,696 shares outstanding, a majority, or 40,185,849 voting shares will constitute a quorum for the transaction of business at the meeting. The affirmative vote of the holders of the majority of the shares of the Common Stock present and represented at the meeting and entitled to vote is required to elect directors, approve the amendment to the articles of incorporation and ratify the selection of the company's independent accountants.

The proxies named in the accompanying Form of Proxy will vote the shares represented thereby if the proxy appears to be valid on its face, and where specification is indicated as provided in such proxy, the shares represented will be voted in accordance with such specification. If no specification is made, the shares represented by the proxies will be voted (1) to elect two Board nominees for Directors for a term expiring at the 2002 Annual Meeting of Shareholders; (2) to ratify an amendment to our articles of incorporation in order to increase the authorized number of shares of stock from 85,000,000 shares to 310,000,000 shares; and (3) for the ratification of the retention of Stonefield, Josephson Inc. as the Company's independent public accountants for the fiscal year ending December 31, 2001.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

This Proxy Statement and the accompanying Form of Proxy are first being sent to shareholders on or about July 31, 2001. In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 2001, certain information with respect to the beneficial ownership of Common Stock owned by (i) those persons or groups known by the Company to own more than five percent of the outstanding shares of Common Stock, (ii) each Director and Executive Officer, and (iii) all Directors and Executive Officers as a group.

                                       Shares of Common
Name and Address of                    Stock Beneficially      Percent of
  Beneficial Owner                          Owned (1)           Class (2)
-------------------                    ------------------      ------------
Frank and Julie Erhartic
7109 Timberlake Road
Lynchburg, Virginia  24502 ...........      12,437,985            15.48%

Frederick T. Manlunas
15303 Ventura Blvd., Suite 1510
Sherman Oaks, California  91403.......      12,079,804            15.03%

Clinton J. Sallee
15303 Ventura Blvd., Suite 1510
Sherman Oaks, California  91403.......      10,550,916            13.13%

Kevorak Zoryan
15303 Ventura Blvd., Suite 1510
Sherman Oaks, California  91403.......              -                 *


All directors and executive
officers as a group
(3 persons) ..........................      22,630,720            28.16%

---------------
*    Less than 1%.

(1) Except as otherwise indicated, we believe that the beneficial owners of our common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2) Based on 80,371,696 shares of common stock issued and outstanding as of June 30, 2001.

                                   PROPOSAL 1
                              Election of Directors

The Company's By-Laws provide that the Board of Directors shall consist of not more than nine members. The following three persons currently are serving as Directors of the Company: Frederick T. Manlunas, Clinton J. Sallee and Kevork Zoryan. The terms of the current directors expire at the Annual Meeting. Directors are elected at each annual meeting of the Shareholders to hold office until the next annual meeting and until a successor has been elected and qualified.

The persons named below have been nominated by management for election as directors of the Company to serve until the 2002 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. One opening will exist on the Board of Directors following the Annual Meeting. Management intends to fill this position in the next twelve months.

Unless otherwise instructed, the enclosed proxy will be voted for election of the nominees listed below, except that the persons designated as proxies reserve full discretion to cast their votes for another person recommended by management in the unanticipated event that any nominee is unable to or declines to serve. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

The three nominees proposed for election as Directors are:

                                    Position with
Name                                 the Company                 Age
-------                             -------------------         -----
Frederick T. Manlunas               Chairman of the Board        33

Clinton J. Sallee                   President and CEO,           29
                                    Director


Business Experience:
-------------------------
The principal occupation and business experience during the last five years for each of the nominated directors are as follows:

FREDERICK T. MANLUNAS, has been a Director of the Company since October of 1998 and has served as the Company's Chairman of the Board since July 1999. Mr.Manlunas has managed Gateway Holdings, Inc., a private equity fund based in Los Angeles since 1995. Prior to founding Gateway, Mr. Manlunas was an Associate with Arthur Andersen LLP's Retail Management Consulting division from 1991 to 1995. Mr. Manlunas also serves as Director for Global Sourcing Group, a Delaware corporation, MenuDirect, Inc., a Delaware corporation, and Xcel Medical Pharmacy, a California corporation. Mr. Manlunas received a Bachelor of Science degree in Journalism from Florida International University and he earned a Masters of Business Administration degree from Pepperdine University.

CLINTON J. SALLEE has been a Director of the Company since May of 1999 and has served as the Company's President and Chief Executive Officer since July 1999. In 1996, Mr. Sallee founded Sallee Zoryan, a concept development firm, where he served as President since inception. Prior to founding Sallee Zoryan, Mr. Sallee was an Associate with W.E. Myers & Company, a boutique investment bank, specializing in industry consolidations. Mr. Sallee earned a Bachelor of Science degree in Business Administration from the Marshall School of Business at the University of Southern California in 1994.

Family Relationships and Involvement in Certain Legal Proceedings
-----------------------------------------------------------------
There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or officers, nor was anyone involved in any legal proceeding requiring disclosure.


Board Meetings and Committees
-----------------------------
The Board of Directors held four meetings during the 2000 fiscal year. No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he served as Director during the 2000 fiscal year.
Our Board of Directors has not established any committees.


Board of Directors Interlocks and Insider Participation
in Compensation Decisions
-------------------------------------------------------
There were no reportable business relationships between the Company (or any other corporation that requires specific disclosure under this heading) and the members of the Board of Directors in 2000.


Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during fiscal 2000 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

Executive Officers Compensation

The following table summarizes the compensation paid to our chief executive officer and each executive officer with a salary in excess of $100,000 for each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                Annual Compensation                                   Long Term Compensation
                      -------------------------------------------------- --------------------------------------------------
                                                             Other        Restricted
                                                             Annual         Stock        Options      LTIP        All Other
Position               Year     Salary ($)    Bonuses($)  Compensation($)  Awards($)     SARs(#)    Payouts ($)  Compensation
--------               ----     ----------    ----------  --------------  -----------    -------    -----------  ------------
Frederick T.           1998     $ 96,000         --           --              --          --           --           --
Manlunas               1999       91,500         --           --              --          --           --           --
Chairman of the        2000(1)      --           --          268,068          --          --           --           --
Board                  2001      250,000         --           --              --          --           --           --

Clinton J.             1999         --           --                       2,000,000       --           --           --
Sallee                 2000(2)    19,000         --          332,268          --          --           --           --
President & Chief      2001      250,000         --           --              --          --           --           --
Executive Officer

--------------------
(1) Mr. Frederick Manlunas was awarded shares in our common stock in lieu of cash compensation.

(2) Mr. Clinton J. Sallee was awarded shares in our common stock in lieu of cash compensation.

The Company currently has no long-term compensation, annuity, pension or retirement plans.

DIRECTOR COMPENSATION

Our directors do not receive any compensation other than their salaries as officers of the Company.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

No stock option grants or Stock Appreciation Rights ("SARs") were made during the fiscal year ended December 31, 2000 to any named executive officers of the Company

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Effective as of September 30, 1999 we sold the non-Internet assets of Holland American International Specialties to IFCO Group, LLC, whose members consist of certain shareholders of the Company, including Frederick T. Manlunas, our Chairman of the Board. We retained the assets consisting of the Internet web site Holland-American.com. Holland American International Specialties will continue to serve as Holland-American.com's exclusive fulfillment center. The purchase consideration for the non-Internet assets of Holland American International Specialties was $900,000 and was based upon a business appraisal by an independent third party appraiser. The consideration included $200,000 which was to be offset against the Company's liability to Mr. Manlunas for services rendered in connection to the acquisition of Sitestar, Inc., the assumption of $654,000 of liabilities and a promissory note in the amount of $46,000. The note bears interest at a rate of 8% per annum, and is payable in annual installments of $15,333, and is due and payable on September 30, 2002. The note is secured by HAIS' accounts receivable and inventory.

On September 30, 1999, we sold our minority equity interest in Sierra Madre Foods to IFCO Group, LLC for $200,000. The consideration was paid in the form of assumption of $160,000 of debt related to the investment and the balance of $40,000 was paid by a promissory note payable in three annual installments of $13,334 each. The note bears interest at a rate of 8% per annum. The purchase consideration was equal to our original investment in January 1999.

On July 1999, a majority of our shareholders, including our Chairman, Mr. Manlunas, acquired all the issued and outstanding shares of Sitestar, Inc., a Delaware corporation, in exchange for 3,491,428 shares of our Common Stock owned by thos shareholders. Simultaneous with the closing of this transaction, those shareholders contributed the issued and outstanding shares of Sitestar, Inc. to us as contributed capital. Sitestar, Inc. is a Web development, design and hosting company formed in 1996 and is based in Annapolis, Maryland.

In August 1999, we acquired substantially all of the assets of Greattools.com in exchange for 49,000 shares of our Common Stock. We acquired the assets of Greattools.com from Global Sourcing Group, Greattools.com's current fulfillment center. Gateway Holdings, Inc., a private investment company managed by our Chairman Frederick Manlunas, has a 14.6% equity ownership in Global Sourcing Group.

In January 1999, Mr. Manlunas, a major stockholder of the Company, loaned $80,300 to the Company for use as working capital based on an oral agreement. The amounts owed to Mr. Manlunas are not accruing interest, and are due and payable upon demand. To date, the Company has made no payments to Mr. Manlunas in satisfaction of this obligation.

In October 2000, we issued 100,000 shares of our common stock to Clinton J. Sallee, our president and chief executive officer, valued at $21,000 in lieu of back and accrued compensation. The issuance of these shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

In December 2000, we issued 5,584,746 shares of our common stock to Frederick Manlunas, our Executive Chairman, valued at $268,068 in lieu of back and accrued compensation. The issuance of these shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

In December 2000, we issued 6,484,746 shares of our common stock to Clinton J. Sallee, our president and chief executive officer, valued at $311,268 in lieu of back and accrued compensation. The issuance of these shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.


                                   PROPOSAL 2

           To ratify an amendment to our articles of incorporation
             that increased the authorized number of shares of
               stock from 85,000,000 shares to 310,000,000 shares

The Board of Directors approved and deemed advisable an amendment to Article V of the Company's Articles of Incorporation that increased the number of authorized shares of common stock from 75,000,000 to 300,000,000 and increased the total number of shares of stock authorized from 85,000,000 to 310,000,000. By vote of the majority stockholders on January 4, 2001, consent was given to increase the authorized common stock. The action was necessary in order for the Company to meet its obligation to provide sufficient shares for the conversion of debentures and other purposes described below. The debentures had been issued in connection with financings to fund the acquisition activities of the Company. In addition, the increase was necessary to have stock available for acquisitions and to compensate key personnel of the Company in lieu of cash.

Between January 4, 2001 and June 30, 2001 a total of 4,581,984 shares of common stock were issued upon conversion of debentures and 6,021,818 shares were issued relating to an acquisition. In June 2001, 2,140,000 shares were issued to Clinton Sallee with a value of $107,000 and 2,500,000 shares were issued to Frederick Manlunas with a value of $125,000, in lieu of back and accrued compensation. Other key employees received an aggregate 4,693,674 shares at a value of $.05 per share, in lieu of back and accrued compensation. As a result of these issuances, as of June 30, 2001 there were 80,371,696 shares of common stock outstanding.

The increase in the authorized common stock will not affect any substantive rights, powers or privileges of holders of Common Stock, except to the extent such holders are diluted, pro rata, by the issuance of additional shares of Common Stock. Current holders of the Company's Common Stock presently own 100% of the outstanding Common Stock; as a result of the amendment to Article V to the Company's Articles of Incorporation and if all shares available thereunder are issued, then the percentage ownership of the current holders of the Company's Common Stock would be reduced to approximately 26% of the outstanding Common Stock.

Holders of Common Stock do not have any preemptive rights with respect to future issuances of Common Stock.

In addition to providing sufficient shares for conversion of the debentures, the Board believes that the increased number of authorized shares of Common Stock was desirable to enable the Company to issue Common Stock and to make additional shares of Common Stock available for issuance or reservation without further stockholder action.

THE BOARD STRONGLY BELIEVES THAT NOT HAVING THE SHARES AVAILABLE FOR ISSUANCE WOULD BE EXTREMELY DETRIMENTAL TO THE COMPANY'S GROWTH. The Board believes that having additional shares authorized and available for issuance or reservation would allow the Company to have greater flexibility in considering potential future actions involving the issuance of stock which may be necessary or desirable to accommodate the Company's growth plan, including capital raising transactions and acquisitions. Such purposes might include, without limitation, the issuance and sale of Common Stock as part or all of the consideration paid for purchases of businesses or other assets and/or for finders and other consulting fees relating to such purchases (in that regard the Company is actively considering the possibility of various such purchases), (ii) in public or private offerings as a means of obtaining additional capital, (iii) to satisfy any current or future obligations of the Company, whether or not relating to financings, (iv) in connection with the conversion of convertible securities of the Company, (v) as part or all of the consideration to repay or retire any debt of the Company or to serve as collateral for such debt, (vi) in connection with stock dividends, or (vii) with respect to existing or new employee benefit or stock ownership plans or employment agreements. Except as described above, the Company has no current commitment to issue any additional shares of Common Stock or any shares of Preferred Stock. The Company does not presently contemplate seeking stockholder approval for any future issuances of capital stock unless required to do so by an obligation imposed by applicable law or a regulatory authority.

In addition, the flexibility vested in the Company's Board of Directors to authorize the issuance and sale of authorized but unissued shares of Common Stock could enhance the Board of Directors' bargaining capability on behalf of the Company's stockholders in a takeover offer or proxy contest, the assumption of control by a holder of a large block of the Company's securities or the removal of incumbent management, even if such a transaction were favored by the holders of the requisite number of the then outstanding shares. Accordingly, stockholders of the Company might be deprived of an opportunity to consider a takeover proposal which a third party might consider if the Company did not have authorized but unissued shares of Common Stock. The Company is not aware of any present efforts to gain control of the Company or to organize a proxy contest. If such a proposal were presented, management would make a recommendation based upon the best interests of the Company's stockholders.

Accordingly, the Board of Directors and a majority of stockholders have approved and filed with the Nevada Secretary of State the following amended first paragraph of Article V to read as set forth below:

          "This corporation is authorized to issue two classes of stock to be designated, respectively, 'Common Stock' and 'Preferred Stock.' The total number of shares which the corporation is authorized to issue is 310,000,000, of which 300,000,000 shares shall be Common Stock, par value $.001 per share, and 10,000,000 shares shall be Preferred Stock, par value of $.001 per share."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A "FOR" VOTE TO RATIFY THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK.

                                   PROPOSAL 3
             Ratification of Appointment of Independent Accountants

The Board of Directors has selected the firm of Stonefield, Josephson Inc., certified public accountants, to continue as the Company's independent accountants for the fiscal year ending December 30, 2001 and recommends to the shareholders that they vote for the ratification of this selection. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF STONEFIELD, JOSEPHSON INC. AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY.



                                 OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice, other that the approval of the minutes of the last shareholders' meeting, which action will not amount to ratification of the actions taken at that meeting. As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of that person.



                              SHAREHOLDER PROPOSALS

It is presently anticipated that the 2002 Annual Meeting of Shareholders will be held on or around August 29, 2002. Any shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the 2002 Annual Meeting must be received by the Company no later than April 15, 2002. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1934. It is suggested that the proposal be submitted by certified mail - return receipt requested,

                           INCORPORATION BY REFERENCE

The Company incorporates by reference in this Proxy Statement the following: (1) from its Annual Report on Form 10-KSB for the year ended December 31, 2000: Part II, Item 6 (Management's Discussion and Analysis of Financial Condition and Results of Operations) and Item 7 (Financial Statements); and (2) from its Quarterly Report on Form 10-QSB for the quarter ended March 31, 2001: Part I,
Item 1 (Financial Statements) and Item 2 (Management's Discussion and Analysis of Financial Condition and Results of Operations).


                          FORM 10-KSB and ANNUAL REPORT

The Annual Report to Shareholders for the 2000 fiscal year, consisting of portions of the Company's Form 10-KSB, accompanies this proxy statement as Appendix A, but is not deemed a part of the proxy solicitation material. A complete copy of the Company's Form 10-KSB for the fiscal year ended December 31, 2000, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to: Clinton J. Sallee, President, Sitestar Corporation, 15303 Ventura Boulevard, Suite 1510, Sherman Oaks, CA 91403. Such request must set forth a good-faith representation that the requesting party was either a holder of record or beneficial owner of the common stock of the Company on July 10, 2001. The Company's Form 10-KSB and other public filings are also available through the Securities and Exchange Commission's world wide web site (http://www.sec.gov.).

                                            By Order of the Board of Directors

                                            SITESTAR CORPORATION

                                            Frederick T. Manlunas
                                            Secretary

Dated:  Sherman Oaks, California
        July 31, 2001

                                  FORM OF PROXY

           This Proxy is Solicited on Behalf of the Board of Directors
                            of SITESTAR CORPORATION

         The undersigned hereby appoints Frederick T. Manlunas and Clinton J. Sallee as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on this Form of Proxy, all of the shares of Common Stock of Sitestar Corporation held of record by the undersigned on July 10, 2001 at the Annual Meeting of Shareholders to be held on August 29, 2001 or at any adjournment thereof with all powers that the undersigned would possess if personally present, hereby revoking all previous proxies.

1. Election of Directors
                                          WITHHOLD AUTHORITY
                       FOR NOMINEE       TO VOTE FOR NOMINEE
                      LISTED AT RIGHT      LISTED AT RIGHT      NOMINEES

                           [ ]               [ ]           Frederick T. Manlunas
                           [ ]               [ ]           Clinton J. Sallee


                                                  FOR       AGAINST   ABSTAIN
2.       PROPOSAL TO RATIFY AN AMENDMENT
      TO THE ARTICLES OF INCORPORATION TO
      INCREASE THE AUTHORIZED NUMBER OF SHARES OF
      STOCK FROM 85,000,000 TO 310,000,000
                                                   [ ]         [ ]       [ ]

3.       PROPOSAL TO APPROVE THE RETENTION OF STONEFIELD, JOSEPHSON INC.
    AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF
    SITESTAR CORPORATION.                           [ ]         [ ]       [ ]

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.

         The undersigned hereby acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting and the Proxy Statement accompanying the same, both dated July 31, 2001.

IMPORTANT: Please sign your name or names exactly as they appear on this Proxy. When signing as attorney, executor or administrator, trustee or guardian, please give your full title as such. If shares are held jointly, EACH holder should sign.

                                                    ---------------------------
                                                         Signature

                                                    ---------------------------
                                                         Signature

                                                    DATE  ________________, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.